INVESTMENT SECURITIES	6 Months Ended
Jun. 30, 2020
INVESTMENT SECURITIES [Abstract]
INVESTMENT SECURITIES
5. INVESTMENT SECURITIES

The Company owned 811,538 and 286,200 shares in Hermitage Offshore Services Ltd. as of December 31, 2019 and June 30, 2020, respectively. The carrying value of the investment as of December 31, 2019 was $0.8 million and $0.1 million as of June 30, 2020, based on the market share price.

The Company has disposed of shares for a consideration of $0.4 million in the period ended June 30, 2020, and recognized a loss of $0.3 million in earnings from changes in fair market value. The 286,200 shares owned as of June 30, 2020, have been sold subsequent to the balance sheet date.